Exhibit 99.1

DANAHER DECLARES PRO RATA DIVIDEND OF FORTIVE COMMON STOCK AND ANNOUNCES EXPECTED “WHEN-ISSUED” TRADING OF FORTIVE COMMON STOCK

WASHINGTON, D.C., JUNE 1, 2016 — Danaher Corporation (NYSE: DHR) today announced that the Danaher Board of Directors has declared a pro rata dividend of all of the common stock of Fortive Corporation to Danaher stockholders of record as of the close of business on June 15, 2016 (the “Record Date”). The dividend is payable on July 2, 2016 (“Distribution Date”) in connection with the previously announced separation of Danaher’s existing Test & Measurement segment, Industrial Technologies segment (excluding the Product Identification platform) and Retail/Commercial Petroleum platform through the planned spin-off of Fortive. As a result of the dividend, Danaher stockholders will receive one share of Fortive common stock for every two shares of Danaher common stock they hold on the Record Date.

Fractional shares of Fortive common stock will not be distributed to Danaher stockholders. Instead, the fractional shares of Fortive common stock will be aggregated and sold in the open market, with the net proceeds distributed pro rata in cash payments to the Danaher stockholders who otherwise would have received fractional shares of Fortive common stock.

No action is required by Danaher stockholders to receive the distributed shares of Fortive common stock. Danaher stockholders who hold Danaher common stock on the Record Date will receive a book-entry account statement reflecting their ownership of Fortive common stock or their brokerage account will be credited with Fortive shares. Because July 2, 2016 is a Saturday and not a business day, the shares are expected to be credited to “street name” stockholders through the Depository Trust Corporation (DTC) on the first trading day thereafter, July 5, 2016.

An Information Statement containing details regarding the distribution of Fortive common stock and Fortive’s business and management following the consummation of the distribution will be mailed to Danaher stockholders prior to the Distribution Date. The distribution of Fortive common stock remains subject to the satisfaction or waiver of customary conditions, as described in the Information Statement.

Danaher also announced that it expects “when-issued” trading of Fortive common stock to begin on June 13, 2016, on the New York Stock Exchange (“NYSE”), under the symbol “FTV WI.” “Regular-way” trading of Fortive common stock is expected to begin on NYSE on July 5, 2016, under the symbol “FTV.” The “when-issued” trading market is a market for Fortive common stock that will be distributed to holders of Danaher common stock prior to the opening of the NYSE on July 5, 2016. Stockholders who own Danaher common stock at the close of business on the Record Date will be entitled to Fortive common stock distributed pursuant to the distribution and may trade this entitlement to shares of Fortive common stock, without Danaher common stock they own, on the “when-issued” market.

Shares of Danaher common stock will continue to trade “regular way” on the NYSE under the symbol “DHR” through and after the Distribution Date. Danaher expects that beginning June 13, 2016 there will be two markets in Danaher common stock on the

NYSE: “regular-way” under the symbol “DHR” and “ex distribution” under the symbol “DHR WI.” Prior to the Distribution Date, shares of Danaher common stock that trade in the “regular-way” market will trade with the right to receive shares of Fortive common stock on the Distribution Date. Shares of Danaher common stock that trade in the “ex-distribution” market will trade without the right to receive shares of Fortive common stock on the Distribution Date. Holders of Danaher common stock are encouraged to consult with their financial advisor regarding the specific implications of selling Danaher common stock on or before the Distribution Date.

For U.S. federal income tax purposes, Danaher’s U.S. stockholders (other than those subject to special rules) generally should not recognize gain or loss as a result of the distribution, except with respect to cash received in lieu of fractional shares of Fortive common stock. Danaher stockholders are urged to consult with their tax advisors with respect to the U.S. federal, state and local or foreign tax consequences, as applicable, of the distribution.

ABOUT DANAHER

Danaher is a global science and technology innovator committed to helping its customers solve complex challenges and improving quality of life around the world. Its family of world class brands have unparalleled leadership positions in some of the most demanding and attractive industries, including health care, environmental and industrial. The Company’s globally diverse team of 81,000 associates is united by a common culture and operating system, the Danaher Business System. In 2015, Danaher generated $20.6 billion in revenue and its market capitalization exceeded $60 billion. For more information please visit www.danaher.com.

ABOUT FORTIVE

Fortive will be a diversified industrial growth company comprised of global businesses that are recognized leaders in attractive markets. With more than $6 billion in annual revenues, Fortive’s well-known brands hold leading positions in field instrumentation, transportation, sensing, product realization, automation and specialty, and franchise distribution. Fortive will be headquartered in Everett, Washington and employ a team of more than 22,000 research and development, manufacturing, sales, distribution, service and administrative employees in more than 40 countries around the world. Our team will grow by tackling challenges that accelerate progress and further their careers. With a culture rooted in continuous improvement, the core of our company’s operating model will be the Fortive Business System. For more information please visit: www.fortive.com.

FORWARD-LOOKING STATEMENTS

Statements in this release that are not strictly historical, including the statements regarding Danaher’s anticipated spin-off of Fortive Corporation and the timing thereof, the anticipated “when issued” trading of Fortive common stock, the anticipated “ex distribution” trading of Danaher common stock, the anticipated U.S. federal income tax treatment of the Distribution and any other statements regarding events or developments that we believe or anticipate will or may occur in the future are “forward-looking” statements within the meaning of the federal securities laws. There are a number of important factors that could cause actual results, developments and business decisions to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include, among other things, deterioration of or instability in the economy, the markets we serve and the financial markets, the impact of our restructuring activities on our ability to grow, contractions or growth rates and cyclicality of markets we serve, competition, the potential for improper conduct by our employees, agents or business partners, our ability to successfully identify, consummate and integrate appropriate acquisitions and successfully complete divestitures and other dispositions, contingent liabilities relating to acquisitions and divestitures, our ability to successfully consummate the separation of Danaher into two public companies and realize the anticipated benefits of that transaction, our compliance with applicable laws and regulations (including regulations relating to medical devices and the healthcare industry) and changes in applicable laws and regulations, our ability to effectively address cost reductions and other changes in the healthcare industry, risks relating to potential impairment of goodwill and other intangible assets, currency exchange rates, tax audits and changes in our tax rate and income tax liabilities, litigation and other contingent liabilities including intellectual property and environmental, health and safety matters, risks relating to product, service or software defects, product liability and recalls, risks relating to product manufacturing, the impact of our debt obligations on our operations and liquidity, our relationships with and the performance of our channel partners, commodity costs and surcharges, our ability to adjust purchases and manufacturing capacity to reflect market conditions, reliance on sole sources of supply, labor matters, international economic, political, legal, compliance and business factors, disruptions relating to man-made and natural disasters, security breaches or other disruptions of our information technology systems and pension plan costs. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in our SEC filings, including our 2015 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the first quarter of 2016. These forward-looking statements speak only as of the date of this release, and Danaher does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise.

CONTACT

Matthew E. Gugino

Vice President, Investor Relations

Danaher Corporation

2200 Pennsylvania Avenue, N.W., Suite 800W

Washington, D.C. 20037

Telephone: (202) 828-0850

Fax: (202) 828-0860